Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Telaria, Inc. (the ࿽Company࿽) on Form 10-Q for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the ࿽Report࿽), the undersigned, Mark Zagorski,  Chief Executive Officer, certifies, pursuant to 18 U.S.C. Section 1350, that:

1.                     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2018	/s/ Mark Zagorski
Mark Zagorski
Chief Executive Officer
(Principal Executive Officer)